UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-03235

                          FMI Common Stock Fund, Inc.
                          ---------------------------
              (Exact name of registrant as specified in charter)

                     100 East Wisconsin Avenue, Suite 2200
                              Milwaukee, WI  53202
                              --------------------
              (Address of principal executive offices) (Zip code)

                                 Ted D. Kellner
                           Fiduciary Management, Inc.
                     100 East Wisconsin Avenue, Suite 2200
                              Milwaukee, WI  53202
                              --------------------
                    (Name and address of agent for service)

                                 (414) 226-4555
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: March 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                               SEMIANNUAL REPORT
                                 MARCH 31, 2006

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                                                  March, 31 2006

Dear Fellow Shareholders:

  FMI Common Stock Fund's 8.66% was a solid absolute return in the March quarter, but lagged the benchmark Russell 2000(1)<F1>, which was up 13.94%. A little less than half of the difference was due to very strong performance in the benchmark's technology sector, an area that we typically underweight because of its business models and return on investment capital (ROIC) characteristics. A smattering of underperforming stocks in various sectors accounted for the remainder of the negative variance. Both Duratek Inc. and Engelhard Corp. were targets of takeover offers at nice premiums in the quarter, and two more investments, FTI Consulting, Inc. and Republic Services, Inc., were sold as they reached our valuation targets. The Republic Services team worked diligently to control costs, generate cash, repurchase shares and boost the dividend, which had a predictably positive impact on the stock. This should be the template for maturing companies rather than the typical strategy, which is to waste shareholder money on overpriced deals. We still like the long-term outlook for the waste industry, therefore Waste Connections, Inc. was added as a replacement for Republic Services. We also purchased ServiceMaster Co. in the quarter, which, along with Waste Connections and Applebee's International, Inc., will be outlined in more detail.

  Small-cap stocks were extremely strong in the quarter, with the Russell 2000 outpacing the Standard & Poor's 500(2)<F2> by over 9.5 percentage points. High-multiple technology stocks and deeply cyclical equities were extraordinary in the quarter. The spending environment for technology products and services is relatively healthy and we were not surprised to see strength in these stocks. Indeed, our own "downstream" technology investments have generally done well and we remain optimistic about each of their respective prospects. We were surprised, once again, by the impact of the so-called momentum players who have pushed many technology stocks to very high levels. Likewise, valuations in the deeply cyclical part of the market seem extraordinarily high, particularly when one considers that we are four-and-a-half years into an economic expansion cycle. We do not see the bottom dropping out of the economy, nor anything near-term to shake technology investing, so if valuation is temporarily no object, we will continue to lag in these two areas.

  Valuations are always near and dear to our heart, of course, and as of March 31, 2006, this is what the Fund looked like relative to the Russell 2000 benchmark, on a weighted average basis:



                               PRICE-TO-EARNINGS        PRICE-TO-EARNINGS
                                     YEAR 1                   YEAR 2               PRICE-TO-SALES           PRICE-TO-BOOK
                                     ------                   ------               --------------           -------------
FMI COMMON STOCK FUND                 16.6                     14.6                     1.1                      2.4
RUSSELL 2000 INDEX                    27.2                     22.8                     3.8                      4.9



(1)<F1> The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service of the Frank Russell Company.
(2)<F2> The Standard and Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding).
          Stocks may be added or deleted from the Index from time to time.

  Clearly, relative valuations remain on our side and while new ideas are certainly not plentiful, given generally high absolute valuations, we are still finding interesting special situations that keep us hopeful for the future.

  We have outlined a few of our recent purchases below:

                            WASTE CONNECTIONS, INC.
DESCRIPTION
-----------
  Waste Connections is an integrated services company that provides solid waste collection, transfer, disposal and recycling services in mostly secondary markets of the western and southern United States. The Company owns and operates over 110 collection operations, 32 transfer stations, 33 solid waste landfills and 26 recycling operations. Waste Connections seeks to avoid highly competitive markets, targeting areas where it can provide its services under exclusive arrangements and obtain high market share.

GOOD BUSINESS
-------------
     o Waste Connections provides a necessary service in an easy-to-understand business.

     o    Revenues are largely recurring and predictable.

     o The Company is a market share leader in many of its markets. Greater than 50% of its revenues come from markets where the Company has either a franchise or exclusive rights.

     o    The barriers to entry are fairly high.

     o    The Company generates an industry-leading ROIC.

     o    Waste Connections has a successful acquisition track record.

VALUATION
---------
     o Waste Connections trades at approximately 9.4 times 2006 earnings before interest, taxes, depreciation and amortization (EBITDA) and 21 times 2006 earnings per share (EPS). The Company has historically traded at 10 times EBITDA and between 16-30 times EPS. Current earnings per share are being negatively impacted by higher fuel costs.

     o At the current valuation, the Company trades at multiples comparable to those of other waste companies, yet has a higher growth profile and a more profitable mix of assets.

     o We believe the valuation will hold relatively steady in a difficult market.

MANAGEMENT
----------
     o Ron Mittelstaedt has been Chief Executive Officer and a Director since the Company's formation in 1997. He was elected Chairman in 1998, and has over 16 years of industry experience.

     o Steven Bouck is President after having served as Chief Financial Officer for six years, and Worthing Jackman is the current CFO. Both come from the corporate finance world.

     o Darrell Chambliss, a 15-year veteran of the waste industry, is Chief Operating Officer.

INVESTMENT THESIS
-----------------
  Waste Connections is an attractive long-term investment, combining both better-than-average growth prospects with a defensive business model. The Company's mix of exclusive and franchise markets in a necessary business, along with a solid acquisition pipeline, should allow for superior revenue and EPS growth. This superior growth profile can be had at a slight discount to other participants in the industry. We would expect this stock to grow in line with earnings growth, which should be in the double-digit range over time.

                               SERVICEMASTER CO.

DESCRIPTION
-----------
  ServiceMaster provides outsourcing services to both residential and commercial customers. Its core services capabilities include residential lawn care (TruGreen ChemLawn, with 32% of revenue and 51% of operating profit in 2005); commercial landscape maintenance (TruGreen LandCare, with 14% and 1%, respectively); termite and pest control (Terminix, with 33% and 43%); home warranty (AHS, with 16% and 21%); and cleaning, disaster restoration, and furniture repair (Merry Maids, ServiceMaster Clean and Furniture Medic, with a combined 5% of revenue and -16% of operating profit in 2005).

GOOD BUSINESS
-------------
     o TruGreen, ChemLawn, and Terminix account for two-thirds of revenue and a greater percentage of profit, and are excellent brand names.

     o A significant portion of the revenue is derived from modestly-priced renewable services.

     o The return on incremental invested capital is 25-30% given the low capital expenditures (CAPEX) and working capital intensity of the businesses.

     o Although there are a lot of moving parts to the story, the businesses are easy to understand.

     o ServiceMaster controls its destiny, given the low market penetration and favorable demographics.

     o The balance sheet is the strongest it has been in nine years. The Company is well within its covenants and is committed to maintaining its investment grade rating.

MANAGEMENT
----------
     o Jon Ward has been Chief Executive Officer since 2001. He has taken significant steps to turn ServiceMaster around. From 1997 to 2001, Ward served as President and Chief Operating Officer of R.R. Donnelley.

     o Ernie Mrozek has been President and Chief Financial Officer since January 2004, after having served as the Company's President and Chief Operating Officer from April 2002 to January 2004.

     o Long-term compensation consists of stock appreciation rights (SARs) and restricted stock rather than options. Minimum stock ownership requirements were instituted in 2003.

     o ServiceMaster pays a $0.44 annual dividend that yields 3.4%, and is currently targeting the buyback of $80-100 million of stock in 2006. Management is giving serious consideration to boosting the dividend growth rate, which is currently targeted at 2-3% per annum, and/or becoming more aggressive with respect to share buybacks.

     o Large acquisitions are not on the radar, as ServiceMaster's empire building days are a thing of the past.

     o The Company eliminated its poison pill in March of 2005. The Board of Directors will not oppose a shareholder proposal to elect directors annually.

VALUATION
---------
     o ServiceMaster has a sustainable cash tax benefit of $0.19 per annum over the next seven years. Therefore, on a cash EPS basis the stock trades for 14.9 times 2006 estimates and 13.5 times 2007 estimates.

     o On an enterprise-value-to-EBITDA basis, the stock trades for 11.3 times. While expensive in absolute terms, there are minimal calls on the EBITDA. The Company trades at a significant discount to the small-cap benchmarks.

     o ServiceMaster trades at a 7% free cash flow yield, which is far superior to the market.

     o On an enterprise-value-to-sales basis, the stock trades for 1.37 times. This is in-line with its long-term average, but well below prior periods. We feel this multiple will move back into the 1.7 range as profitability is improved at TruGreen LandCare.

     o    The stock offers a safe, attractive dividend yield of 3.4%.

INVESTMENT THESIS
-----------------
  ServiceMaster has several outstanding brands and an incremental return profile that is excellent. The business characteristics, particularly the recurring revenue and low capital intensity, are attractive. Management is in the process of turning around underperforming segments and returning cash to shareholders. The valuation does not reflect the opportunities that are likely over the next few years.

  ServiceMaster offers the potential for an attractive annual total return in the 12-15% range.

                         APPLEBEE'S INTERNATIONAL, INC.

DESCRIPTION
-----------
  Applebee's is the largest casual dining restaurant chain in the country, with over 1,700 units. The bar and grill concept, with an average check of under $11.00, has broad appeal across various demographic groups. The lunch and dinner menus include burgers, salads, pasta, chicken, appetizers and desserts. Each restaurant has extensive bar seating. Over 70% of the units are franchised, which provides the Company consistent results and industry-leading profitability. Unit expansion in the system should continue to approximate 100 units per year for the next several years.

GOOD BUSINESS
-------------
     o Applebee's is the largest casual dining chain in the United States. The size of the system allows for economies of scale in purchasing and advertising.

     o As the franchisor of the concept, Applebee's enjoys relatively predictable revenue with industry-leading returns. The Company's overall ROIC is in the 15-20% range.

     o    New unit growth per year should approximate 6%.

     o The Company focuses exclusively on the Applebee's brand. This results in a sharp focus on sales initiatives, operations and franchising.

     o    Restaurant unit economics are attractive for franchisees.

     o The restaurant system is made up of 40+ franchisees, a very manageable amount.

     o Applebee's is a strong cash generator with a modest amount of debt. This allows for company-owned unit expansion, share repurchases and a small dividend.

VALUATION
---------
     o Share value has depreciated approximately 10% since the beginning of 2004, which compares to a 20%+ gain in the Russell 2000 Index.

     o    Most valuation measures, e.g., price-to-earnings (P/E), price-to-sales
          (PSR), and EV/EBITDA, are near the bottom of their long-term ranges and are attractive when compared to industry peers.

MANAGEMENT
----------
     o Lloyd Hill is Chairman and Chief Executive Officer. Mr. Hill joined Applebee's as Chief Operating Officer in 1994 from Kimberly Quality Care, a home health care company. He had been an independent board member since 1989. He is responsible for improving operations and relationships within the important franchise system.

     o Dave Goebel has been President since 2005, and Chief Operating Officer since 2004. Previously, he was a franchise principal of Boston Market.

     o Steve Lumpkin is Chief Financial Officer, and before joining Applebee's, worked with Mr. Hill at Kimberly.

INVESTMENT THESIS
-----------------
  A combination of slower same-store sales trends, lower EPS projections, and investor worries over consumer spending has resulted in dramatic share underperformance in 2005. Restaurant companies periodically miss their advertising and promotion goals and then must regroup. Applebee's is currently going through such a period but we are confident they will emerge even stronger than before. We find the shares attractive based on long-term prospects for growth and a superior business model. The shares could appreciate 20-30% once worries over recent increases in energy prices dissipate and same-restaurant sales improve.

  Thank you for your continued support of FMI Common Stock Fund, Inc.

  Sincerely,

     /s/Ted D. Kellner      /s/Donald S. Wilson        /s/Patrick J. English
     Ted D. Kellner, CFA    Donald S. Wilson, CFA      Patrick J. English, CFA
     President and          Vice President             Vice President and
     Portfolio Manager                                 Portfolio Manager

    100 E. Wisconsin Ave., Suite 2200 o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

FMI Common Stock Fund, Inc.
COST DISCUSSION

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Common Stock Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2005 through March 31, 2006.

                     INDUSTRY SECTORS AS OF MARCH 31, 2006

          Process Industries                                      14.1
          Commercial Services                                     13.9
          Distribution Services                                   10.2
          Finance                                                  9.7
          Consumer Services                                        6.6
          Consumer Non-Durables                                    6.4
          Retail Trade                                             5.5
          Technology Services                                      5.3
          Producer Manufacturing                                   4.9
          Health Technology                                        4.3
          Transportation                                           3.6
          Electronic Technology                                    3.5
          Industrial Services                                      3.0
          Energy Minerals                                          1.3
          Health Services                                          0.1
          Cash & Cash Equivalents                                  7.6

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example at the end of this article.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                       Beginning                  Ending               Expenses Paid
                                                        Account                  Account             During Period*<F3>
                                                     Value 10/01/05           Value 3/31/06           10/01/05-3/31/06
                                                     --------------           -------------           ----------------
FMI Common Stock Fund Actual                            $1,000.00                $1,125.30                  $6.46
Hypothetical (5% return before expenses)                $1,000.00                $1,018.80                  $6.14


*<F3> Expenses are equal to the Fund's annualized expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between October 1, 2005 and March 31, 2006).

FMI Common Stock Fund, Inc.
ADVISORY AGREEMENT

 On December 16, 2005, the Board of Directors of FMI Common Stock Fund, Inc. approved the continuation of the Fund's investment advisory agreement with Fiduciary Management, Inc. Prior to approving the continuation of the investment advisory agreement, the Board considered:

o the nature, extent and quality of the services provided by Fiduciary Management, Inc.

o    the investment performance of the Fund

o the cost of the services to be provided and profits to be realized by Fiduciary Management, Inc. from its relationship with the Fund

o the extent to which economies of scale would be realized as the Fund grew and whether fee levels reflect these economies of scale

o    the expense ratios of the Fund

o the manner in which portfolio transactions for the Fund are conducted, including the use of soft dollars

 In considering the nature, extent and quality of the services provided by Fiduciary Management, Inc., the Board of Directors reviewed a report describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Fiduciary Management, Inc. to the Fund. The Board concluded that Fiduciary Management, Inc. was providing essential services to the Fund. In particular, the Board concluded that Fiduciary Management, Inc. was preparing reports to shareholders in addition to those required by law, and was providing services to the Fund that were in addition to the services Fiduciary Management, Inc. provided its non-mutual fund clients.

 The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreement.

 In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report of the costs of services provided by, and the profits realized by Fiduciary Management, Inc., from its relationship with the Fund and concluded that such profits expressed as a percentage of pre-tax revenues were reasonable and not excessive when compared to the profitability of publicly traded investment advisory firms. The Directors also reviewed reports comparing the Fund's expense ratio and advisory fees paid by the Fund to those of other comparable mutual funds and concluded that the advisory fee paid by the Fund and the Fund's expense ratio were within the range of comparable mutual funds. The Directors noted that the investment advisory fee was not adjusted if economies of scale were realized as the Fund grew, but did not consider that factor to be significant in light of the other factors considered, and that the Fund was closed to new investors.

 Finally, the Board reviewed reports discussing the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars. Based on these reports, the Board concluded that the research obtained by Fiduciary Management, Inc. was beneficial to the Fund and that Fiduciary Management, Inc. was executing the Fund's portfolio transactions in a manner designed to obtain best execution for the Fund.

FMI Common Stock Fund, Inc.
STATEMENT OF NET ASSETS
March 31, 2006 (Unaudited)

   SHARES                                           COST             VALUE
   ------                                           ----             -----
COMMON STOCKS -- 92.4% (A)<F5>

COMMERCIAL SERVICES SECTOR -- 13.9%
-----------------------------------
            ADVERTISING/MARKETING SERVICES -- 2.4%
   362,900  ADVO, Inc.                          $ 12,019,013     $ 11,612,800

            MISCELLANEOUS COMMERCIAL SERVICES -- 5.0%
   267,600  ABM Industries Inc.                    4,127,475        5,129,892
    18,600  Adesa, Inc.                              469,795          497,364
   203,100  G & K Services, Inc.                   5,958,607        8,639,874
   263,000  Global Imaging
              Systems, Inc.*<F4>                   6,652,708        9,988,740
                                                ------------     ------------
                                                  17,208,585       24,255,870
            PERSONNEL SERVICES -- 6.5%
   394,200  Korn/Ferry
              International*<F4>                   6,547,904        8,037,738
   704,900  MPS Group, Inc.*<F4>                   5,902,918       10,784,970
   375,000  Watson Wyatt Worldwide Inc.            8,812,855       12,217,500
                                                ------------     ------------
                                                  21,263,677       31,040,208
CONSUMER NON-DURABLES SECTOR -- 6.4%
------------------------------------
            APPAREL/FOOTWEAR -- 3.8%
   445,500  Liz Claiborne, Inc.                   14,180,718       18,256,590

            FOOD: SPECIALTY/CANDY -- 2.6%
   298,500  Lancaster Colony Corp.                12,001,862       12,537,000

CONSUMER SERVICES SECTOR -- 6.6%
--------------------------------
            OTHER CONSUMER SERVICES -- 3.4%
 1,231,200  ServiceMaster Co.                     15,759,956       16,153,344

            PUBLISHING: NEWSPAPERS -- 1.1%
   442,600  Journal
              Communications, Inc.                 6,989,749        5,488,240

            RESTAURANTS -- 2.1%
   407,800  Applebee's
              International, Inc.                  9,539,780       10,011,490

DISTRIBUTION SERVICES SECTOR -- 10.2%
-------------------------------------
            ELECTRONICS DISTRIBUTOR -- 5.2%
   515,400  Arrow
              Electronics, Inc.*<F4>               8,937,698       16,631,958
   139,100  ScanSource, Inc.*<F4>                  6,639,398        8,403,031
                                                ------------     ------------
                                                  15,577,096       25,034,989
            WHOLESALE DISTRIBUTORS -- 5.0%
   185,300  School Specialty, Inc.*<F4>            6,567,304        6,392,850
   331,500  United Stationers Inc.*<F4>           14,046,897       17,602,650
                                                ------------     ------------
                                                  20,614,201       23,995,500
ELECTRONIC TECHNOLOGY SECTOR -- 3.5%
------------------------------------
            COMPUTER PERIPHERALS -- 1.2%
   138,200  Imation Corp.                          4,619,779        5,930,162

            ELECTRONIC EQUIPMENT/INSTRUMENTS -- 2.3%
   556,500  Paxar Corp.*<F4>                       7,398,017       10,890,705

ENERGY MINERALS SECTOR -- 1.3%
------------------------------
            OIL & GAS PRODUCTION -- 1.3%
   150,600  St. Mary Land & Exploration Co.        2,476,603        6,148,998

FINANCE SECTOR -- 9.7%
----------------------
            INSURANCE BROKERS/SERVICES -- 2.6%
   451,400  Arthur J. Gallagher & Co.             13,119,820       12,553,434

            INVESTMENT MANAGERS -- 1.1%
   115,600  Investors Financial Services Corp.     4,456,696        5,418,172

            LIFE/HEALTH INSURANCE -- 3.4%
   325,000  Protective Life Corp.                 10,221,439       16,165,500

            PROPERTY/CASUALTY INSURANCE -- 2.6%
   581,250  Old Republic International Corp.       8,942,810       12,682,875

HEALTH SERVICES SECTOR -- 0.1%
------------------------------
            MEDICAL/NURSING SERVICES -- 0.1%
    22,700  Option Care, Inc.                        306,672          320,978

HEALTH TECHNOLOGY SECTOR -- 4.3%
--------------------------------
            MEDICAL SPECIALTIES -- 4.3%
   161,200  Beckman Coulter, Inc.                  9,444,593        8,796,684
   292,000  Sybron Dental
              Specialties, Inc.*<F4>               6,997,712       12,042,080
                                                ------------     ------------
                                                  16,442,305       20,838,764
INDUSTRIAL SERVICES SECTOR -- 3.0%
----------------------------------
            ENGINEERING & CONSTRUCTION -- 1.0%
   220,600  Pike Electric Corp.*<F4>               3,093,616        4,634,806

            ENVIRONMENTAL SERVICES -- 2.0%
   244,300  Waste Connections, Inc.*<F4>           9,403,767        9,725,583

PROCESS INDUSTRIES SECTOR -- 14.1%
----------------------------------
            CHEMICALS: SPECIALTY -- 3.1%
   330,500  Albemarle Corp.                        9,538,934       14,988,175

            CONTAINERS/PACKAGING -- 7.0%
   306,000  AptarGroup, Inc.                      10,236,012       16,906,500
   534,700  Bemis Company, Inc.                   14,306,525       16,885,826
                                                ------------     ------------
                                                  24,542,537       33,792,326
            INDUSTRIAL SPECIALTIES -- 4.0%
   154,900  Minerals Technologies Inc.             7,702,448        9,047,709
   369,800  Valspar Corp.                          8,613,414       10,306,326
                                                ------------     ------------
                                                  16,315,862       19,354,035
PRODUCER MANUFACTURING SECTOR -- 4.9%
-------------------------------------
            ELECTRICAL PRODUCTS -- 3.6%
   294,400  Acuity Brands, Inc.                    8,197,421       11,776,000
   162,600  Littelfuse, Inc.*<F4>                  4,304,026        5,549,538
                                                ------------     ------------
                                                  12,501,447       17,325,538
            INDUSTRIAL MACHINERY -- 1.3%
   119,900  IDEX Corp.                             2,231,602        6,255,183

RETAIL TRADE SECTOR -- 5.5%
---------------------------
            DISCOUNT STORES -- 1.6%
   290,400  Family Dollar Stores, Inc.             6,112,819        7,724,640

            FOOD RETAIL -- 2.1%
   408,000  Ruddick Corp.                          8,452,562        9,918,480

            SPECIALTY STORES -- 1.8%
   379,100  PETCO Animal
              Supplies, Inc.*<F4>                  8,638,268        8,935,387

TECHNOLOGY SERVICES SECTOR -- 5.3%
----------------------------------
            DATA PROCESSING SERVICES -- 5.3%
   991,900  The BISYS Group, Inc.*<F4>            14,293,810       13,370,812
   482,800  eFunds Corp.*<F4>                      8,954,518       12,475,552
                                                ------------     ------------
                                                  23,248,328       25,846,364
TRANSPORTATION SECTOR -- 3.6%
-----------------------------
            AIR FREIGHT/COURIERS -- 1.1%
   165,400  Pacer International, Inc.              2,589,174        5,405,272

            TRUCKING -- 2.5%
   662,000  Werner Enterprises, Inc.              12,737,307       12,160,940
                                                ------------     ------------
                Total common stocks              352,545,001      445,402,348

  PRINCIPAL
   AMOUNT
   ------
SHORT-TERM INVESTMENTS -- 8.8% (A)<F5>
            COMMERCIAL PAPER -- 5.2%
$10,000,000 Citigroup Funding Inc.,
              4.55%, due 4/07/06                   9,992,416        9,992,416
 15,000,000 General Electric Capital Corp.,
              4.58%, due 4/07/06                  14,988,550       14,988,550
                                                ------------     ------------
                Total commercial paper            24,980,966       24,980,966
            VARIABLE RATE DEMAND NOTE -- 3.6%
 17,208,107 U.S. Bank, N.A., 4.57%                17,208,107       17,208,107
                                                ------------     ------------
                Total short-term
                  investments                     42,189,073       42,189,073
                                                ------------     ------------
                Total investments               $394,734,074      487,591,421
                                                ------------
                                                ------------
            Liabilities, less cash and
              receivables -- (1.2%) (A)<F5>                        (5,631,109)
                                                                 ------------
                NET ASSETS                                       $481,960,312
                                                                 ------------
                                                                 ------------
            Net Asset Value Per Share
              ($0.01 par value, indefinite
              shares authorized), offering
              and redemption price
              ($481,960,312 / 18,209,837
              shares outstanding)                                      $26.47
                                                                       ------
                                                                       ------
*<F4>     Non-income producing security.
(a)<F5>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund, Inc.
STATEMENT OF OPERATIONS
For the Six Month Period Ending March 31, 2006 (Unaudited)

INCOME:
     Dividends                                                    $ 3,203,137
     Interest                                                         596,557
                                                                  -----------
          Total income                                              3,799,694
                                                                  -----------
EXPENSES:
     Management fees                                                2,256,780
     Transfer agent fees                                              197,515
     Administrative services                                          120,318
     Custodian fees                                                    46,724
     Printing and postage expense                                      45,594
     Professional fees                                                 27,619
     Registration fees                                                 26,673
     Board of Directors fees                                           10,000
     Insurance expense                                                  2,138
     Other expenses                                                    20,262
                                                                  -----------
          Total expenses                                            2,753,623
                                                                  -----------
NET INVESTMENT INCOME                                               1,046,071
                                                                  -----------
NET REALIZED GAIN ON INVESTMENTS                                   39,833,665
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS             12,619,668
                                                                  -----------
NET GAIN ON INVESTMENTS                                            52,453,333
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $53,499,404
                                                                  -----------
                                                                  -----------

  The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2006 (Unaudited) and for the Year Ended September 30, 2005



                                                                                 2006                          2005
                                                                                 ----                          ----
OPERATIONS:
     Net investment income (loss)                                             $  1,046,071                  $   (267,831)
     Net realized gain on investments                                           39,833,665                    37,746,046
     Net increase in unrealized appreciation on investments                     12,619,668                    25,863,930
                                                                              ------------                  ------------
          Net increase in net assets from operations                            53,499,404                    63,342,145
                                                                              ------------                  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Dividend from net investment income ($0.01604 per share)                     (285,959)                           --
     Distributions from net realized gains ($2.95073 and
       $1.2121 per share, respectively)                                        (49,389,802)                  (20,047,301)
                                                                              ------------                  ------------
          Total distributions                                                  (49,675,761)                  (20,047,301)*<F6>
                                                                              ------------                  ------------
FUND SHARE ACTIVITIES:
     Proceeds from shares issued (1,148,701 and
       2,346,370 shares, respectively)                                          29,130,546                    58,819,177
     Net asset value of shares issued in distributions reinvested
       (2,061,437 and 832,834 shares, respectively)                             48,115,686                    19,454,999
     Cost of shares redeemed (1,576,795 and 3,248,869 shares, respectively)    (39,778,868)                  (81,763,402)
                                                                              ------------                  ------------
          Net increase (decrease) in net assets derived
            from Fund share activities                                          37,467,364                    (3,489,226)
                                                                              ------------                  ------------
          TOTAL INCREASE                                                        41,291,007                    39,805,618
NET ASSETS AT THE BEGINNING OF THE PERIOD                                      440,669,305                   400,863,687
                                                                              ------------                  ------------
NET ASSETS AT THE END OF THE PERIOD
  (Includes undistributed net investment income of $760,112 and
    $0, respectively)                                                         $481,960,312                  $440,669,305
                                                                              ------------                  ------------
                                                                              ------------                  ------------

*<F6>     See Note 7

  The accompanying notes to financial statements are an integral part of these statements.

FMI Common Stock Fund, Inc.
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)


                                          (UNAUDITED)
                                       FOR THE SIX MONTH
                                         PERIOD ENDING                            YEARS ENDED SEPTEMBER 30,
                                           MARCH 31,         ---------------------------------------------------------------
                                              2006           2005           2004          2003          2002           2001
                                              ----           ----           ----          ----          ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period         $26.58         $24.08         $20.47        $17.38         $19.60         $18.77
Income from investment operations:
     Net investment income (loss)*<F9>         0.06          (0.02)         (0.08)        (0.09)         (0.01)          0.00
     Net realized and unrealized
          gains on investments                 2.80           3.73           4.17          3.18           0.47**<F10>    1.90
                                             ------         ------         ------        ------         ------         ------
Total from investment operations               2.86           3.71           4.09          3.09           0.46           1.90
Less distributions:
     Dividend from net investment income      (0.02)            --             --            --             --             --
     Distributions from net realized gains    (2.95)         (1.21)         (0.48)           --          (2.68)         (1.07)
                                             ------         ------         ------        ------         ------         ------
Total from distributions                      (2.97)         (1.21)         (0.48)           --          (2.68)         (1.07)
                                             ------         ------         ------        ------         ------         ------
Net asset value, end of period               $26.47         $26.58         $24.08        $20.47         $17.38         $19.60
                                             ------         ------         ------        ------         ------         ------
                                             ------         ------         ------        ------         ------         ------
TOTAL RETURN                                 12.53%(1)<F7>  16.11%         20.33%        17.78%          2.18%         10.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)      481,960        440,669        400,864       221,919         93,336         52,049
Ratio of expenses to average net assets       1.22%(2)<F8>   1.21%          1.23%         1.25%          1.14%          1.23%
Ratio of net investment income (loss)
  to average net assets                       0.46%(2)<F8>  (0.06%)        (0.33%)       (0.46%)        (0.03%)         0.00%
Portfolio turnover rate                       20.4%          34.2%          39.4%         34.0%          28.8%          46.8%


(1)<F7>   Not Annualized.
(2)<F8>   Annualized.
*<F9> In 2006, 2005, 2004, 2003 and 2002, net investment income (loss) per share is calculated using average shares outstanding.
**<F10> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
March 31, 2006 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --
       The following is a summary of significant accounting policies of the FMI Common Stock Fund, Inc. (the "Fund"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of Wisconsin on July 29, 1981. Effective April 15, 2004, the Fund closed to new investors. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --
     The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 1% of the daily net assets of the Fund. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of the daily net assets up to and including $30,000,000 and 0.05% of the daily net assets of the Fund in excess of $30,000,000.

     Under the management agreement, FMI will reimburse the Fund for expenses over 1.3% of the daily net assets of the Fund. No such reimbursements were required for the six month period ending March 31, 2006.

     In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)  DISTRIBUTIONS TO SHAREHOLDERS --
       Net investment income and net realized gains, if any, are distributed to shareholders at least annually. On December 29, 2005, the Fund distributed $285,959 from net investment income ($0.01604 per share) and $11,934,334 from long-term realized gains ($0.66942 per share). The distributions were paid on December 29, 2005 to shareholders of record on December 28, 2005.

(4)  INVESTMENT TRANSACTIONS --
       For the six month period ending March 31, 2006, purchases and proceeds of sales of investment securities (excluding short-term investments) were $87,301,376 and $126,432,139, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

      As of March 31, 2006, liabilities of the Fund included the following:

       Payable to brokers for investments purchased              $5,271,808
       Payable to FMI for management and administrative fees        424,493
       Due to custodian                                             279,924
       Payable to shareholders for redemptions                       23,130
       Other liabilities                                            136,451

(6)  SOURCES OF NET ASSETS --
      As of March 31, 2006, the sources of net assets were as follows:

       Fund shares issued and outstanding                       $360,502,943
       Net unrealized appreciation on investments                 92,857,347
       Undistributed net realized gains on investments            27,839,910
       Undistributed net investment income                           760,112
                                                                ------------
                                                                $481,960,312
                                                                ------------
                                                                ------------
 (7) INCOME TAX INFORMATION --
       The following information for the Fund is presented on an income tax basis as of March 31, 2006:

                               GROSS              GROSS         NET UNREALIZED
            COST OF          UNREALIZED        UNREALIZED        APPRECIATION
          INVESTMENTS       APPRECIATION      DEPRECIATION      ON INVESTMENTS
          -----------       ------------       -----------      --------------
          $394,749,175      $98,285,942        $5,443,696        $92,842,246

   The following information for the Fund is presented on an income tax basis as of September 30, 2005:



                                     GROSS               GROSS           NET UNREALIZED      DISTRIBUTABLE       DISTRIBUTABLE
                COST OF            UNREALIZED          UNREALIZED         APPRECIATION          ORDINARY           LONG-TERM
              INVESTMENTS         APPRECIATION        DEPRECIATION       ON INVESTMENTS          INCOME          CAPITAL GAINS
              -----------        -------------       -------------       --------------          ------          -------------
              $366,607,734        $88,383,004          $8,204,593         $80,178,411          $9,326,038         $28,129,275


       The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

       The tax components of dividends paid during the years ended September 30, 2005 and 2004, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2005, and tax basis post-October losses as of September 30, 2005, which are not recognized for tax purposes until the first day of the following fiscal year are:



                                        SEPTEMBER 30, 2005                                           SEPTEMBER 30, 2004
              ----------------------------------------------------------------------          --------------------------------
                ORDINARY           LONG-TERM          NET CAPITAL                               ORDINARY           LONG-TERM
                 INCOME          CAPITAL GAINS            LOSS            POST-OCTOBER           INCOME          CAPITAL GAINS
             DISTRIBUTIONS       DISTRIBUTIONS         CARRYOVERS            LOSSES          DISTRIBUTIONS       DISTRIBUTIONS
             -------------       -------------         ----------            ------          -------------       -------------
              $11,746,220          $8,301,081             $--                 $--               $938,273           $4,786,721



       For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2005 which is designated as qualifying for the dividends received deduction is 22% (unaudited).

       For shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2005 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 22% (unaudited).

ADDITIONAL INFORMATION

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund's website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Commission's website. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                          FMI COMMON STOCK FUND, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                 PAUL S. SHAIN
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                     100 East Wisconsin Avenue, Suite 1800
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Common Stock Fund unless accompanied or preceded by the Fund's current prospectus. Performance data quoted represents past
                                  ---------------------------------------
performance; past performance does not guarantee future results. The investment
----------------------------------------------------------------
return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES
-------------------------------

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

None.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The disclosure controls and procedures of the FMI Common Stock Fund, Inc. are periodically evaluated. As of March 24, 2006, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the FMI Common Stock Fund, Inc. are periodically evaluated. There were no changes to FMI Common Stock Fund's internal control over financial reporting that occurred during the first fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

ITEM 12. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto. Not applicable.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     FMI Common Stock Fund, Inc.
     ----------------------------------
     Registrant

     By  /s/ Ted D. Kellner
         ---------------------------------------
         Ted D. Kellner, Principal Executive Officer

     Date     May 4, 2006
           ----------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     FMI Common Stock Fund, Inc.
     ---------------------------------------
     Registrant

     By /s/ Ted D. Kellner
        -------------------------------------
        Ted D. Kellner,  Principal Financial Officer

     Date     May 4, 2006
           ----------------------------------